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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

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SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE OF 1934

(Amendment No. )

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Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

EXCELERATE ENERGY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

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Your **Vote** Counts!

EXCELERATE ENERGY, INC.

2024 Annual Meeting

To be Held on June 6, 2024
Vote by June 5, 2024
11:59 PM ET

EXCELERATE ENERGY, INC.
2445 TECHNOLOGY FOREST BLVD.
LEVEL 6
THE WOODLANDS, TX 77381

V35418-P09241

You invested in EXCELERATE ENERGY, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 6, 2024.**

Get informed before you vote

View the Notice of 2024 Annual Meeting and Proxy Statement and 2023 Annual Report online OR you can receive a free paper or email copy of the proxy material(s) by requesting prior to May 23, 2024. If you would like to request a copy of the proxy material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy of the proxy materials.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

June 6, 2024
9:00 a.m., Central Time

The company will be hosting the meeting live via the Internet this year. To attend the meeting go to www.virtualshareholdermeeting.com/EE2024. Have the control number that is printed above available and follow the instructions.

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the more complete proxy materials that are available to you on the Internet. Please follow the instructions on the reverse side to vote these important matters. You may view the proxy materials online at www.ProxyVote.com or easily request a paper or email copy. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Voting Items	Board Recommends
1. Election of Directors **Nominees:** 01) Carolyn J. Burke 02) Deborah L. Byers 03) Paul T. Hanrahan 04) Henry G. Kleemeier 05) Steven M. Kobos 06) Don P. Millican 07) Robert A. Waldo	For All
2. Approval, on a non-binding and advisory basis, of the compensation of our named executive officers.	For
3. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024.	For

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

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